Pacer Swan SOS Fund of Funds ETF
Schedule of Investments
July 31, 2025 (Unaudited)

AFFILIATED EXCHANGE TRADED FUNDS - 99.5%	Shares	Value
Pacer Swan SOS Conservative (April) ETF (a)(b)	1,981,399	$53,086,633
Pacer Swan SOS Conservative (January) ETF (a)(b)	895,837	26,251,966
Pacer Swan SOS Conservative (July) ETF (a)(b)	1,148,159	32,930,233
Pacer Swan SOS Conservative (October) ETF (a)(b)	1,242,061	34,971,718
Pacer Swan SOS Flex (April) ETF (a)(b)	450,708	13,735,191
Pacer Swan SOS Flex (January) ETF (a)(b)	660,777	23,232,126
Pacer Swan SOS Flex (July) ETF (a)(b)(c)	571,103	17,918,357
Pacer Swan SOS Flex (October) ETF (a)(b)	361,498	11,078,323
Pacer Swan SOS Moderate (April) ETF (a)(b)	2,530,453	72,597,684
Pacer Swan SOS Moderate (January) ETF (a)(b)	2,190,770	67,468,925
Pacer Swan SOS Moderate (July) ETF (a)(b)(c)	2,086,595	64,037,601
Pacer Swan SOS Moderate (October) ETF (a)(b)	2,040,610	59,810,279
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $416,797,292)		477,119,036

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 0.0%(d)	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.58%(e)	211,500	211,500
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $211,500)		211,500

TOTAL INVESTMENTS - 99.5% (Cost $417,008,792)		477,330,536
Other Assets in Excess of Liabilities - 0.5%		2,197,116
TOTAL NET ASSETS - 100.0%		$479,527,652
two		–%
Percentages are stated as a percent of net assets.		–%

LLC - Limited Liability Company

(a)	Non-income producing security.
(b)	Affiliated security as defined by the Investment Company Act of 1940.
(c)	All or a portion of this security is on loan as of July 31, 2025. The fair value of these securities was $205,842.
(d)	Represents less than 0.05% of net assets.
(e)	The rate shown represents the 7-day annualized effective yield as of July 31, 2025.

	Share Activity				Period Ended July 31, 2025
Security Name	Balance as of November 1, 2024	Purchases	Sales	Balance July 31, 2025	Value	Dividend Income	Gain/(Loss) Realized on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation) on Investments in Affiliates
Pacer Swan SOS Conservative April ETF	1,312,698	891,714	(223,013)	1,981,399	$53,086,633	$ -	$ 759,576	$ 1,462,450
Pacer Swan SOS Conservative January ETF	539,983	490,525	(134,671)	895,837	26,251,966	-	673,864	845,370
Pacer Swan SOS Conservative July ETF	1,240,907	82,629	(175,377)	1,148,159	32,930,233	-	868,886	2,057,555
Pacer Swan SOS Conservative October ETF	438,477	995,954	(192,370)	1,242,061	34,971,718	-	910,432	1,219,016
Pacer Swan SOS Flex April ETF	514,875	5,999	(70,166)	450,708	13,735,191	-	435,623	225,071
Pacer Swan SOS Flex January ETF	761,833	2,608	(103,664)	660,777	23,232,126	-	871,129	960,116
Pacer Swan SOS Flex July ETF	619,348	36,900	(85,145)	571,103	17,918,357	-	692,931	878,163
Pacer Swan SOS Flex October ETF	418,350	-	(56,852)	361,498	11,078,323	-	429,635	511,903
Pacer Swan SOS Moderate April ETF	2,001,636	842,911	(314,094)	2,530,453	72,597,684	-	1,657,724	1,610,492
Pacer Swan SOS Moderate January ETF	2,058,558	470,522	(338,310)	2,190,770	67,468,925	-	2,044,423	2,336,653
Pacer Swan SOS Moderate July ETF	2,299,512	102,389	(315,306)	2,086,595	64,037,601	-	2,354,679	3,595,201
Pacer Swan SOS Moderate October ETF	1,363,536	995,269	(318,195)	2,040,610	59,810,279	-	2,095,172	2,048,143

Summary of Fair Value Disclosure as of July 31, 2025 (Unaudited)

Pacer Swan SOS Fund of Funds ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Exchange Traded Funds	$477,119,036	$–	$–	$477,119,036
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	211,500
Total Investments	$477,119,036	$–	$–	$477,330,536

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $211,500 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.